SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 21, 2005
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                                 BIDVILLE, INC.
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             (Exact name of registrant as specified in its charter)

         NEVADA                        000-31477                 98-0224958
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(State or other jurisdiction          (Commission              (IRS Employer
    of incorporation)                 file number)           Identification No.)

601 CLEVELAND STREET, SUITE 120
         CLEARWATER, FL                                            33755
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(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (727) 442-9669

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          (Former name or former address, if changes since last report)

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective September 21, 2005, Michael Palandro resigned his position as President, Chief Executive Officer and member of the Board of Directors of Bidville, Inc. (the "Registrant") to pursue other interests. Mr. Palandro did not list any disagreement with the Registrant's operations, policies or practices in his resignation.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Bidville, Inc.
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                                       (Registrant)

Date: September 21, 2005


                                       By: /s/ Gerald C. Parker
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                                       Gerald C. Parker, Chairman


                                       /s/ Robert W. Pearce
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                                       Robert W. Pearce, Acting Secretary and
                                       Director